UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                               September 19, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



    Michigan                          001-32428                  30-0030900
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

     In its report on Form 8-K filed August 7, 2007, the Registrant reported that it had entered into agreements (the "Fuselier Agreements") with Dr. Jean Fuselier ("Dr. Fuselier") and Fuselier Holding LLC ("FHLLC") relating to the Registrant's accounts payable. On September 19, 2007, the Registrant advised counsel to Dr. Fuselier and FHLLC that it would not continue to attempt to perform the Fuselier Agreements since the Fuselier Agreements were not able to be performed by either of the Registrant or Dr. Fuselier and FHLLC in the manner intended, invoking principles of impossibility of performance and frustration of contract, and for other reasons.

Item 8.01 Other Events

     On September 20, 2007, the Registrant announced that its Steelbank subsidiary in Canada filed a Notice of Intention to make a Proposal pursuant to the Bankruptcy & Insolvency Act. A. Farber & Partners Inc. is the Proposal Trustee and has also been appointed as Interim Receiver by the Ontario superior Court of Justice for the purpose of conducting a sale or liquidation of the Registrant's Steelbank subsidiary. Steelbank, based in Mississauga, Ontario, produces mechanical and structural steel tubing. Steelbank has experienced declining sales and operating losses. For 2006 and the first 6 months of 2007, Steelbank had operating losses of approximately $5,590,000 as contrasted with EWCO/Spacerak, the Registrant's other operations, which had approximately $1,700,000 of operating profits for such period. The Registrant expects that a sale or liquidation of Steelbank can resolve a significant portion of Steelbank's debt and allow the Registrant to focus on its promising U.S. operations.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description
          99.1 Press Release dated September 20, 2007


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: September 24, 2007

                                   By:     /s/ James W. Bradshaw
                                      ------------------------------------------
                                      James W. Bradshaw, Chief Executive Officer